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                              EXHIBIT (24)(b)
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                                                  Exhibit (24)(b)

February 24, 1995

Mr. Alan M. Wright and
Mr. Thomas A. McNish
212 West Michigan Avenue
Jackson, MI 49201

Consumers Power Company is required to file an Annual Report on Form 10-K for the year ended December 31, 1994 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,



  /s/ William T. McCormick, Jr.              /s/ W.U. Parfet
- ----------------------------------        --------------------------------
       William T. McCormick, Jr.                 William U. Parfet



  /s/ James J. Duderstadt                   /s/ Percy A. Pierre
- ----------------------------------        --------------------------------
       James J. Duderstadt                       Percy A. Pierre



  /s/ K R Flaherty                          /s/ S. Kinnie Smith, Jr.
- ----------------------------------        --------------------------------
       Kathleen R. Flaherty                      S. Kinnie Smith, Jr.



  /s/ Victor J. Fryling                     /s/ Robert D. Tuttle
- ----------------------------------        --------------------------------
       Victor J. Fryling                         Robert D. Tuttle



  /s/ Earl D. Holton                        /s/ Kenneth Whipple
- ----------------------------------        --------------------------------
       Earl D. Holton                            Kenneth Whipple



  /s/ Lois A. Lund                          /s/ John B. Yasinksy
- ----------------------------------        --------------------------------
       Lois A. Lund                              John B. Yasinsky



  /s/ Frank H. Merlotti
- ----------------------------------
       Frank H. Merlotti


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